UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2005

VIVUS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23490	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET MOUNTAIN VIEW, CA 94040
(Address of principal executive offices, including zip code)

650-934-5200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountants

(a)  Dismissal of KPMG LLP

On June 28, 2005, the Audit Committee of the Board of Directors of VIVUS, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”), the independent registered public accounting firm previously engaged to audit the Company’s financial statements, effective immediately.

KPMG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the two fiscal years ended December 31, 2003 and 2004, and in the interim period, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no  “reportable events” (as defined in the Securites and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  Such letter will be filed as an amendment to this Form 8-K.

(b)  Engagement of Odenberg, Ullakko, Muranishi & Co. LLP

On June 29, 2005, the Audit Committee of the Board of Directors of the Company engaged Odenberg, Ullakko, Muranishi & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.  During the Company’s two most recent fiscal years ended December 31, 2003 and December 31, 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted with OUM regarding either:  (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item.

The Company has requested that OUM review this Form 8-K and provided OUM the opportunity to furnish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company.  OUM has advised the Company that it has reviewed this Form 8-K and has no basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Timothy E. Morris
Timothy E. Morris Vice President and Chief Financial Officer

Date:  July 1, 2005